UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2021

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 25, 2021, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 1:30 p.m. local time in a virtual format via live audio webcast (the “Annual Meeting”). As of March 29, 2021, the Company’s record date, there were a total of 43,170,334 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 40,170,041 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.
Proposal No. 1: Election of Directors to Hold Office Until the 2024 Annual Meeting of Stockholders
Randall A. Lipps, Vance B. Moore and Mark W. Parrish were elected to serve as members of the Company’s Board of Directors (the “Board”) until the 2024 Annual Meeting of Stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal.
Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Randall A. Lipps	36,021,073	2,114,608	2,034,360
Vance B. Moore	36,081,505	2,054,176	2,034,360
Mark W. Parrish	34,881,241	3,254,440	2,034,360
Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Joanne B. Bauer, Robin G. Seim, Sara J. White, James T. Judson, Bruce E. Scott and Bruce D. Smith.
Proposal No. 2: Advisory Vote on Executive Compensation
The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
35,918,517	2,175,281	41,883	2,034,360
Proposal No. 3: Approval of 2009 Equity Incentive Plan, as Amended
The stockholders voted to approve the Company’s 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,100,000 shares to the number of shares of Common Stock authorized for issuance under the plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
34,790,162	3,310,947	34,572	2,034,360
Proposal No. 4: Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the following vote:

For	Against	Abstain	Broker Non-Votes
40,027,293	126,579	16,169	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Dated: May 28, 2021	By:	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer